                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported ) May 24, 1999

                          Mack-Cali Realty Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       1-13274                 22-3305147
--------------------------------------------------------------------------------
(state or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


                  11 Commerce Drive, Cranford, New Jersey 07016
--------------------------------------------------------------------------------



       Registrant's telephone number, including area code: (908) 272-8000
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

For the period January 1, 1998 through December 31, 1998, Mack-Cali Realty Corporation and subsidiaries (collectively, the "Company") acquired 60 properties aggregating approximately 5.9 million square feet in 17 separate transactions, comprised of 39 office properties and 21 office/flex properties. Additionally, during the same period, in connection with two of the transactions included above, the Company entered into contracts to acquire two additional office properties and four additional office/flex properties.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

         Unaudited pro forma financial information for the Company's condensed consolidated statement of operations for the year ended December 31, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mack-Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MACK-CALI REALTY CORPORATION


May 24, 1999                                 By: /s/ Mitchell E. Hersh
                                                 -----------------------
                                                 Mitchell E. Hersh
                                                 Chief Executive Officer


May 24, 1999                                 By: /s/ Barry Lefkowitz
                                                 -----------------------
                                                 Barry Lefkowitz
                                                 Executive Vice President and
                                                 Chief Financial Officer

                          MACK-CALI REALTY CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 is presented as if each of the following had occurred on January 1, 1998: (i) the acquisition by the Company of the properties known as the McGarvey Portfolio, 500 West Putnam, Mountainview, Cielo Center, Prudential Business Campus, the Pacifica Portfolio, Morris County Financial Center, 3600 S. Yosemite, 500 College Road East, D.C. Buildings, 400
S. Colorado, Eastpoint I & II, 40 Richards Avenue and 7 Skyline Drive (collectively, "1998 Acquisitions") and (ii) the Company's 1998 stock offerings.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 1998, after giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 1998.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                          MACK-CALI REALTY CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                                   1998
                                                 Company        Acquisition          Pro Forma        Company
REVENUES                                        Historical     Historical (a)       Adjustments      Pro Forma
-------------------------------------------------------------------------------------------------------------------
Base rents                                     $   427,528       $   22,134       $     3,067 (b)  $    452,729
Escalations and recoveries from tenants             51,981            2,839                --            54,820
Parking and other                                   10,712              990                --            11,702
Interest income                                      2,423               --                --             2,423
Equity in earnings of unconsolidated
    joint ventures                                   1,055              (68)               --               987
-------------------------------------------------------------------------------------------------------------------
Total revenues                                     493,699           25,895             3,067           522,661
-------------------------------------------------------------------------------------------------------------------

EXPENSES
-------------------------------------------------------------------------------------------------------------------
Real estate taxes                                   48,297            2,966                --            51,263
Utilities                                           38,440            2,168                --            40,608
Operating services                                  62,967            2,860                --            65,827
General and administrative                          25,572            1,329                --            26,901
Depreciation and amortization                       78,916               --             4,494 (b)        83,410
Interest expense                                    88,043               --            14,785 (c)       102,828 (c)
-------------------------------------------------------------------------------------------------------------------
Total expenses                                     342,235            9,323            19,279           370,837
-------------------------------------------------------------------------------------------------------------------
Income before minority interest
    and extraordinary item                         151,464           16,572           (16,212)          151,824
Minority interest                                   32,513               --               731 (d)        33,244 (d)
-------------------------------------------------------------------------------------------------------------------
Income before extraordinary item               $   118,951       $   16,572       $   (16,943)     $    118,580
===================================================================================================================

Basic weighted average common shares
    outstanding (e)                                 55,840                                               57,652 (e)
-------------------------------------------------------------------------------------------------------------------
Diluted weighted average common
    shares outstanding (f)                          63,893                                               66,338 (f)
-------------------------------------------------------------------------------------------------------------------
Basic income before extraordinary item
    per common share                           $      2.13                                         $       2.06
-------------------------------------------------------------------------------------------------------------------
Diluted income before extraordinary
    item per common share                      $      2.11                                         $       2.04
-------------------------------------------------------------------------------------------------------------------


                          MACK-CALI REALTY CORPORATION
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------


(a) Reflects historical revenues and certain expenses for the 1998 Acquisitions for the period from January 1, 1998 through the earlier of the date of acquisition or December 31, 1998, as follows:


                                                                           Parking     Real
                            Acquisition           Base     Escalations/      and      Estate               Operating   General and
Property (1)                    Date              Rents     Recoveries      Other      Taxes   Utilities   Services   Administrative
------------------------------------------------------------------------------------------------------------------------------------
McGarvey Portfolio         Jan. 30, 1998 (2)     $ 1,003      $  368      $ --        $  238     $   20     $  115       $    1
500 West Putnam            Feb. 5, 1998              230          38        --            17         26         27           15
Mountainview               Feb. 25, 1998             422          34        --            35         68         70           14
Cielo Center               Mar. 12, 1998             943          43          19         124         89        138           73
Pacifica Portfolio         Mar. 27, 1998           4,119         615          24         447        287        339          132
Prudential Bus. Campus     Mar. 27, 1998           3,033         252         636         612        285        168          496
Morris County Fin. Ctr     Mar. 30, 1998           1,511         499        --           193        252        322           86
3600 S. Yosemite           May 13, 1998              592           3          27          44         74        115           18
500 College Road East      May 22, 1998            1,108         210        --           124        227        134           52
D.C. Buildings             June 1, 1998            4,248         357         276         565        227        609          264
400 S. Colorado            June 3, 1998              719          46        --            82         81        157           43
Eastpoint I & II           July 16, 1998             976          73        --            68        124        235           55
40 Richards Avenue         Sept. 10, 1998          1,829         202           6         269        195        194           79
7 Skyline Drive            Sept. 15, 1998          1,401          99           2         148        213        237            1
------------------------------------------------------------------------------------------------------------------------------------
Total 1998 Acquisitions                          $22,134      $2,839      $  990      $2,966     $2,168     $2,860       $1,329
====================================================================================================================================


(1) 2115 Linwood, 1510 Lancer Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $26,761) were not in operation, due to being vacant and/or under development, during the year ended December 31, 1998.
(2) Acquisition of four of the 21 properties in this portfolio has not yet been completed; results for period include twelve-month period of operations for those pending acquisitions.

                          MACK-CALI REALTY CORPORATION
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)


(b) Reflects pro forma adjustments to base rent and depreciation for the 1998 Acquisitions for the period from January 1, 1998 through the earlier of the date of acquisition or December 31, 1998, as follows:


                                     Acquisition              Base Rent
Property (1)                            Date                Adjustment (2)          Depreciation (3)
----------------------------------------------------------------------------------------------------
McGarvey Portfolio                 Jan. 30, 1998  (4)        $    308                  $    334
500 West Putnam                    Feb. 5, 1998                    14                        36
Mountainview                       Feb. 25, 1998                    3                        86
Cielo Center                       Mar. 12, 1998                   88                       174
Pacifica Portfolio                 Mar. 27, 1998                1,848                       945
Prudential Bus. Campus             Mar. 27, 1998                  463                       758
Morris County Fin. Ctr.            Mar. 30, 1998                 (27)                       313
3600 S. Yosemite                   May 13, 1998                    33                       122
500 College Road East              May 22, 1998                   182                       176
D.C. Buildings                     June 1, 1998                    88                       725
400 S. Colorado                    June 3, 1998                    24                       112
Eastpoint I & II                   July 16, 1998                   28                       164
40 Richards Avenue                 Sept. 10, 1998                  15                       319
7 Skyline Drive                    Sept. 15, 1998                  --                       230
----------------------------------------------------------------------------------------------------
Total Pro Forma Adj.                                         $  3,067                  $  4,494
====================================================================================================


(1) 2115 Linwood, 1510 Lancer Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $26,761) were not in operation, due to being vacant and/or under development, during the year ended December 31, 1998.
(2) Adjustments to base rent to reflect the resetting of the straight-line rent for all leases in effect from January 1, 1998 forward.
(3) Pro forma depreciation is based on the building-related portion of the purchase price and associated costs (for those properties in operation during the period), depreciated using the straight-line method over a 40-year useful life.
(4) Acquisition of four of the 21 properties in this portfolio has not yet been completed; results for period include twelve-month period of operations for those pending acquisitions.

                          MACK-CALI REALTY CORPORATION
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------


(c) Pro forma adjustment to interest expense for the year ended December 31, 1998 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the year ended December 31, 1998 is computed as follows:


     Interest expense on loan assumed with Fair Lawn acquisition on March 3, 1995           $  1,471
         (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $17,830)

     Interest expense on mortgages assumed in connection with the Harborside                  10,874
         acquisition in 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

     Interest expense on the Teachers Mortgage assumed with the RM Transaction                13,303
         on January 31, 1997 (fixed interest rate of 7.18 percent on
         $185,283)

     Interest expense on the Mack Transaction Assumed Debt during the period                  24,798

     Interest expense on West Putnam Mortgage ($12,104) with an effective                        789
         interest rate of 6.52 percent

     Interest expense on McGarvey Mortgages ($8,354) with a weighted average                     519
         effective interest rate of 6.21 percent

     Interest expense on Prudential Term Loan ($200,000) with an                              13,580
         interest rate of 6.79 percent

     Interest expense on pro forma drawings on the Company's credit facilities of             35,914
         $542,018 at a weighted average interest rate of 6.63 percent

     Historical amortization of deferred mortgage, finance and title costs for the             1,580
         year ended December 31, 1998
                                                                                            --------

         Pro forma interest expense for the year ended December 31, 1998:                    102,828

         Company historical interest expense:                                                 88,043
                                                                                            --------
                                               Pro Forma Adjustment                         $ 14,785
                                                                                            ========


     Interest expense can be affected by increases and decreases in the variable interest rates under the Company's various floating rate debt. For example, a one-eighth percent change in such variable interest rates will result in an $1,078 change for the year ended December 31, 1998.

                          MACK-CALI REALTY CORPORATION
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------



(d) Represents pro forma minority interest computed as follows:

         Income before minority interest                                     $151,824

         Preferred unit dividend                                                          $ 16,313

         Income allocable to common stockholders of the Company and
                  unitholders in the Operating Partnership                   $135,511
                                                                             --------

         Allocation to minority interest based upon weighted average
                  percentage of Common Units outstanding of 12.49 percent                   16,931
                                                                                          --------

         Pro forma minority interest for the year ended December 31, 1998                   33,244

         Company historical                                                                 32,513
                                                                                          --------

                                                     Pro Forma Adjustment:                $    731
                                                                                          ========


(e) The following is a reconciliation of the historical basic weighted average common shares outstanding to the pro forma basic weighted average common shares outstanding (shares in thousands):

         Historical basic weighted average common shares outstanding                        55,840

         Effect of pro forma adjustment for shares issued in connection
                   with the 1998 stock offerings                                             1,812
                                                                                          --------

         Pro forma basic weighted average common shares outstanding                         57,652
                                                                                          ========

(f) The following is a reconciliation of the historical diluted average common shares outstanding to the pro forma diluted weighted average common shares outstanding (shares in thousands):

         Historical diluted weighted average common shares outstanding                      63,893

         Effect of pro forma adjustment for dilutive securities issued in connection
                   with the 1998 Acquisitions                                                2,445
                                                                                          --------

         Pro forma diluted weighted average common shares outstanding                       66,338
                                                                                          ========
